SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 14, 2003


                            ULTRASTRIP SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Florida                      000-25663               65-0841549
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission           (IRS Employer
 of incorporation)                    File Number)          Identification No.)


     3515 S.E. Lionel Terrace, Stuart, Florida                  34997
     -----------------------------------------                ----------
      (Address of principal executive offices)                (Zip code)


       Registrant's telephone number, including area code: (772) 287-4846

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Item 5.  Other Events and Regulation F-D Disclosure.

         On November 7, 2003, UltraStrip Systems, Inc. announced that it has received a patent covering the enabling technology of its pressure cleaning system from the U.S. Patent and Trademark Office (U.S. Patent 6,595,152). The patent application was filed in 1995, thus predating all known technology for ultra high-pressure robotic cleaning systems. Various products that are in the market may be infringing on UltraStrip's latest patent."

A copy of the press release making such announcement is filed herewith as
Exhibit 99.1 and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              99.1 Press Release dated November 7, 2003

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ULTRASTRIP SYSTEMS, INC.


                                            By: /s/ Stephen R. Johnson
                                               ---------------------------
                                            Name:  Stephen R. Johnson
                                            Title: Chief Executive Officer



Dated:  November 14, 2003

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                                  EXHIBIT INDEX
                                  -------------

         99.l              Press Release dated November 7, 2003


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